UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 26, 2025

HOST HOTELS & RESORTS, INC.
HOST HOTELS & RESORTS, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.)	001-14625	53-0085950
Delaware (Host Hotels & Resorts, L.P.)	0-25087	52-2095412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4747 Bethesda Avenue,	Suite 1300
Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)
(240) 744-1000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $.01 par value	HST	The Nasdaq Stock Market LLC
Host Hotels & Resorts, L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
The information required by this item is included in Item 2.03 below and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On November 26, 2025, Host Hotels & Resorts, L.P. (“Host L.P.”), for whom Host Hotels & Resorts, Inc. acts as sole general partner, completed its underwritten public offering of $400 million aggregate principal amount of its 4.250% Series N senior notes due 2028 (the “Series N senior notes”).
The offering of the Series N senior notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on June 12, 2025, as amended (Registration No. 333-287982) (the “Registration Statement”), a base prospectus, dated June 20, 2025, included as part of the Registration Statement, and a prospectus supplement, dated November 12, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the securities being registered.
The Series N senior notes were issued pursuant to the eleventh supplemental indenture, dated November 26, 2025 (the “Supplemental Indenture”), between Host L.P. and The Bank of New York Mellon, as trustee (the “Trustee”), which supplements the indenture, dated May 15, 2015 (as supplemented to date, the “Indenture”), between Host L.P. and the Trustee. The Series N senior notes pay interest semi-annually in arrears.
Optional Redemption Provisions
Prior to November 15, 2028 (the “Par Call Date”), Host L.P. may redeem the Series N senior notes at its option, at any time in whole or from time to time in part, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
•100% of the principal amount of the Series N senior notes to be redeemed; and
•(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Series N senior notes to be redeemed, in each case discounted to the redemption date (assuming the Series N senior notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Supplemental Indenture) plus 15 basis points, less (b) interest accrued thereon to the date of redemption, plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date.
At any time on or after the Par Call Date, the Series N senior notes will be redeemable as a whole or in part, at any time and from time to time, at Host L.P.’s option, at a redemption price equal to 100% of the principal amount of the Series N senior notes to be redeemed plus accrued and unpaid interest on the Series N senior notes to be redeemed to, but not including, the date of redemption.
Restrictive Covenants
Under the terms of the Indenture, Host L.P.’s ability to incur indebtedness is subject to restrictions and the satisfaction of various conditions, including the achievement of an EBITDA-to-interest coverage ratio of at least 1.5x by Host L.P. This ratio is calculated in accordance with the Indenture and excludes from interest expense items such as call premiums and deferred financing charges that are included in interest expense on Host L.P.’s consolidated statements of operations. In addition, the calculation is based on Host L.P.’s pro forma results for the four prior fiscal quarters giving effect to certain transactions, such as acquisitions, dispositions and financings, as if they occurred at the beginning of the period. Other covenants limiting Host L.P.’s ability to incur indebtedness include maintaining total indebtedness of less than 65% of adjusted total assets (using undepreciated real estate book values) and maintaining secured indebtedness of less than 40% of adjusted total assets (using undepreciated real estate book values); provided that Host L.P. will not be required to satisfy such indebtedness tests in the event that the indebtedness incurred qualifies as Refinancing Indebtedness (as defined in the Supplemental Indenture). So long as Host L.P. maintains the required level of interest coverage and satisfies these and other conditions in the Indenture, it may incur additional debt. In addition, Host L.P. must at all times maintain total unencumbered assets of at least 150% of the aggregate principal amount of outstanding unsecured indebtedness of Host L.P. and its subsidiaries.
The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.
Use of Proceeds
Host L.P. intends to use the net proceeds from the sale of the Series N senior notes, together with cash on hand, to redeem all of the outstanding $400 million aggregate principal amount of Host L.P.’s 4.500% Series F senior notes due 2026 on November 28, 2025.
Forward-Looking Statements
In this Current Report on Form 8-K, we make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “expect,” “may,” “intend,” “predict,” “project,” “plan,” “will,” “estimate” and other similar terms and phrases. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks and uncertainties include our ability to apply the proceeds of the Series N senior notes as currently intended and other risks and uncertainties associated with our business described in our Annual Report on Form 10–K for the year ended December 31, 2024, our Quarterly Reports on Form 10-Q and in other filings with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release updates to any forward-looking statement contained in this report to conform the statement to actual results or changes in our expectations.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1	Eleventh Supplemental Indenture, dated November 26, 2025, between Host Hotels & Resorts, L.P. and The Bank of New York Mellon, as trustee, to the Indenture dated May 15, 2015.
4.2	Form of Series N senior notes (included in Exhibit 4.1).
5.1	Opinion of Latham & Watkins LLP regarding the validity of the Series N senior notes.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: November 26, 2025	By:	/s/ Joseph C. Ottinger
Joseph C. Ottinger
Senior Vice President and Corporate Controller

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

	By:	HOST HOTELS & RESORTS, INC.
its General Partner

Date: November 26, 2025	By:	/s/ Joseph C. Ottinger
Joseph C. Ottinger
Senior Vice President and Corporate Controller